As filed with the Securities and Exchange Commission on September 8, 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08507

                                ICM SERIES TRUST
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          Warren J. Isabelle, President
                             21 Custom House Street
                                    Suite 240
                                Boston, MA 02110

                   Date of fiscal year end: DECEMBER 31, 2003

                     Date of reporting period: JUNE 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                    ICM FUNDS




                                ICM SERIES TRUST
                             ----------------------
                             ICM/ISABELLE SMALL CAP
                                   VALUE FUND




                               Semi-Annual Report
                                 June 30, 2003

                                  ICM/ISABELLE
                              SMALL CAP VALUE FUND


                               TABLE OF CONTENTS


                SHAREHOLDER LETTER .....................      2
                PORTFOLIO OF INVESTMENTS ...............      8
                STATEMENT OF ASSETS AND LIABILITIES ....     11
                STATEMENT OF OPERATIONS ................     12
                STATEMENTS OF CHANGES IN NET ASSETS ....     13
                FINANCIAL HIGHLIGHTS ...................     14
                NOTES TO FINANCIAL STATEMENTS ..........     18

SHAREHOLDER LETTER

Dear Shareholder:

1st half 2003 - The Tale of Two Quarters

The market sang to the same tune in the first quarter of 2003 as it did during the second half of 2002. The same drivers of the difficult markets then; a weak economy, geopolitical fears, a looming war, high energy prices, and dismal investor confidence - continued to dominate first quarter 2003 headlines. Market sentiment in early March was as poor as we have ever witnessed.

And then the Iraqi war ended. With its conclusion, a huge dark cloud of negative market sentiment was lifted from the marketplace. Investors stopped looking in their rear view mirrors and looked forward to smoother economic roads. Stocks took notice and rallied strongly from their deeply undervalued and oversold conditions to a quarterly advance not seen for several years. In addition, money began flowing into equities again, merger and acquisition activity picked up, even IPO's got back into the headlines. Although current economic figures have not yet depicted a rapid, broad recovery, the stock market gains were generated across most industry groups. As is typical of recovering economies and markets, small caps led the charge.

Overall, for the first six months of 2003, the Russell 2000 Index increased 17.0%, the S&P 500 Index grew by 10.8% and the ICM/Isabelle Small Cap Value Fund returned 11.2%. Despite the relative underperformance during the first half, which was understandably disappointing, the Fund increased 31.8% during the second quarter, outperforming the Russell 2000 Index and S&P 500 Index by 8.8% and 16.9%, respectively.* This provided a good and welcome sign that indeed our portfolio is well positioned to benefit from an economic recovery.

As is also common in rising equity markets, merger and acquisition activity picks up its pace. The first half of 2003 was no exception, especially in the technology and biotechnology sectors. Three of our long-term portfolio companies
- Scios, ELITE Information Group, and Signal Technology -were purchased by other companies at a premium price thus generating exceptional returns for our shareholders. In addition, several of our companies experienced solid organic share appreciation during the first half, including:
Network Equipment Technologies, Inc. (+115%), Quanta Services, Inc. (+102%), EPIX Medical, Inc. (+96%), Ariad Pharmaceuticals, Inc. (+91%), Tesoro Petroleum, Inc. (+52%), Praecis Pharmaceuticals, Inc. (+51%), and Castle (AM) & Co. (+44%). Notwithstanding our successes we are more disappointed with those companies that failed to participate in the market rally, including: AK Steel Holding Corp. (-55%) and MagneTek, Inc. (-43%). AK Steel Holding Corp. was plagued by higher energy prices, increasing medical and pension expenses as well as a failed purchase of National Steel. We believe that AK Steel Holding Corp. can yet be one of the most profitable steel companies in the industry, and could become an acquisition target in the future as the steel industry continues to consolidate. MagneTek, Inc. continues to be hit by spending slowdowns in the telecommunications sector in addition to incurring costs to build out its sales and marketing infrastructure. We believe MagneTek, Inc. has been successful at generating a strong new product portfolio which has the potential to produce much improved revenue growth and cash flow.

We are well known for having great patience with our holdings, giving them ample, perhaps more than ample time in some cases, to reveal and execute their business strategy. However, we must make it clear, the more so in this era of harsh volatility, that improving economic results are what ultimately drives share prices up from being undervalued. If those results are not forthcoming, make no mistake about it, we will divest ourselves of any holding, in search of more attractive investment candidates.

In fact, over the first half of the year, we invested new monies into several new companies that we believe represent real economic values. We continue to favor the energy sector, particularly those companies producing natural gas, which we believe will be supply-constrained over the next year, resulting in higher prices for this product. Newpark Resources (NR) is illustrative of this theme. In addition, we believe that retail and business services companies, which faltered as the war began, will likely show ongoing strength as consumer confidence improves. Navigant International, Inc. (FLYR), Paxar Corp. (PXR), and Steven Madden Ltd. (SHOO) are three such companies. Finally, we continue to find good value in the health care arena with investments in Maxygen, Inc. (MAXY) and U.S. Physical Therapy (USPH).

SO WHAT DOES THE FUTURE HOLD?

The stock market has two key protagonists in its corner who have provided fiscal and legislative assistance - the Federal Reserve Bank, which is committed to flooding the markets with liquidity (via low interest rates), and a Republican Administration driven to generate economic growth (witness the new federal tax cut enacted in May).

In our view, phase one of the market rally is now complete. Stocks are priced for an economic recovery and it will be imperative that corporate profits follow. Given the recent rally, valuation continues to be an important issue. The key question to consider is whether we are borrowing gains from the future with the current fundamental economic picture still uncertain for many companies. Again, we must reiterate that our investments are maintained strictly on the basis of economic value: just as we will jettison chronic laggards, those holdings that we believe have become over-valued will be sold and the proceeds re-directed at better opportunities.

The first and second quarter corporate profits were driven largely by cost cutting and a weaker dollar as opposed to top-line growth. Corporations have taken advantage of low interest rates by refinancing and/or raising record amounts of "cheap" debt capital. Given the actions that managements have done to firm up their balance sheets, sales & administrative, and working capital infrastructures, many companies are levered for strong profit upside upon the onset of an economic recovery - when it comes.

So, it appears that many of the pieces for an economic recovery are in place. However, there is still a lack of conviction in future demand, so capital spending and hiring remain soft. Thus, there remains a significant amount of unused manufacturing capacity at many companies. This will take time to work itself out. Overall, management confidence remains an important underlying factor. It's a long process for managements to regain confidence, however, this is what is needed to propel the second-half and 2004 corporate profits. Managements need to believe that a rebound will not peter out, as has repeatedly occurred since 2000. CEO confidence will lead to business spending, which will lead to inventory rebuilding and job creation, which leads to overall economic growth and corporate profits. Rising corporate profits inevitably leads to higher stock prices.

Whatever the economic and market environment is or will be, our job will remain the same - to find unrecognized economic value in businesses built for the long-term. As such, we believe our investment philosophy is a good roadmap for future market journeys, and we will continue to work diligently in an effort to build long-term returns for our shareholders. We thank you for your continued trust and greatly appreciate your support.

On behalf of the entire ICM investment team,

/s/ Warren J. Isabelle

Warren J. Isabelle, CFA
President

*For additional Fund performance information please refer to pages 6 and 7.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. Returns stated are for the Fund's Investment Share Class; returns for other share classes will vary.

The views in this letter were those of the Fund manager as of June 30, 2003 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. (08/03).

ICM/ISABELLE SMALL CAP VALUE FUND
Investment Class

ILLUSTRATION OF $10,000 INVESTMENT

The  graph  below  reflects  the  change  in  value  of a  hypothetical  $10,000 investment in the ICM/Isabelle Small Cap Value Fund (the "Fund") Investment Class compared with a broad-based securities market index since the Fund's inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.

Date                ICM/Isabelle Small Cap Value Fund       RUSSELL 2000 Index
----                ---------------------------------       ------------------
3/9/1998                            10,000                      10,000
3/31/1998                           10,000                      10,431
4/30/1998                            9,900                      10,488
5/31/1998                            9,460                       9,924
6/30/1998                            9,040                       9,944
7/31/1998                            7,770                       9,139
8/31/1998                            5,910                       7,365
9/30/1998                            6,110                       7,941
10/31/1998                           6,480                       8,265
11/30/1998                           6,730                       8,698
12/31/1998                           6,910                       9,236
1/31/1999                            7,250                       9,359
2/28/1999                            6,920                       8,601
3/31/1999                            6,690                       8,735
4/30/1999                            7,550                       9,518
5/31/1999                            8,260                       9,657
6/30/1999                            8,390                      10,094
7/31/1999                            8,390                       9,817
8/31/1999                            8,390                       9,453
9/30/1999                            8,250                       9,455
10/31/1999                           8,370                       9,563
11/30/1999                           9,280                      10,061
12/31/1999                          10,330                      11,199
1/31/2000                           10,860                      11,020
2/29/2000                           11,690                      12,839
3/31/2000                           11,880                      11,993
4/30/2000                           11,740                      11,271
5/31/2000                           11,260                      10,614
6/30/2000                           11,690                      11,540
7/31/2000                           11,530                      11,168
8/31/2000                           11,710                      12,020
9/30/2000                           12,050                      11,667
10/31/2000                          11,300                      11,146
11/30/2000                          10,840                      10,002
12/31/2000                          11,129                      10,861
1/31/2001                           12,009                      11,427
2/28/2001                           11,835                      10,677
3/31/2001                           11,794                      10,155
4/30/2001                           12,347                      10,949
5/31/2001                           13,043                      11,218
6/30/2001                           14,067                      11,605
7/31/2001                           12,808                      10,977
8/31/2001                           12,224                      10,623
9/30/2001                            9,972                       9,193
10/31/2001                          10,545                       9,731
11/30/2001                          11,067                      10,484
12/31/2001                          12,101                      11,131
1/31/2002                           12,071                      11,015
2/28/2002                           11,886                      10,713
3/31/2002                           13,699                      11,575
4/30/2002                           13,955                      11,680
5/31/2002                           13,473                      11,162
6/30/2002                           13,658                      10,608
7/31/2002                           11,549                       9,006
8/31/2002                           10,965                       8,983
9/30/2002                            9,829                       8,338
10/31/2002                           9,798                       8,605
11/30/2002                          10,811                       9,373
12/31/2002                           9,992                       8,851
1/31/2003                            9,409                       8,606
2/28/2003                            8,559                       8,346
3/31/2003                            8,426                       8,454
4/30/2003                            9,378                       9,255
5/31/2003                           10,494                      10,248
6/30/2003                           11,108                      10,434

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Total return figures include the reinvestment of dividends and capital gains. Some of the Fund's fees were waived or expenses reimbursed; otherwise total return would have been lower.

ICM/ISABELLE SMALL CAP VALUE FUND
Institutional Class

ILLUSTRATION OF $10,000 INVESTMENT

The graph below reflects the change in value of a hypothetical $10,000 investment in the ICM/Isabelle Small Cap Value Fund (the "Fund") Institutional Class compared with a broad-based securities market index since the Fund's inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.


Date                 ICM/Isabelle Small Cap Value Fund       RUSSELL 2000 Index
---------            ---------------------------------       ------------------
3/27/1998                           10,000                          10,000
3/31/1998                            9,970                          10,074
4/30/1998                            9,870                          10,130
5/31/1998                            9,460                           9,584
6/30/1998                            9,040                           9,605
7/31/1998                            7,780                           8,827
8/31/1998                            5,920                           7,113
9/30/1998                            6,120                           7,670
10/31/1998                           6,480                           7,982
11/30/1998                           6,740                           8,401
12/31/1998                           6,920                           8,920
1/31/1999                            7,260                           9,039
2/28/1999                            6,940                           8,307
3/31/1999                            6,690                           8,437
4/30/1999                            7,560                           9,193
5/31/1999                            8,270                           9,327
6/30/1999                            8,400                           9,749
7/31/1999                            8,400                           9,481
8/31/1999                            8,400                           9,130
9/30/1999                            8,270                           9,132
10/31/1999                           8,390                           9,236
11/30/1999                           9,300                           9,717
12/31/1999                          10,360                          10,817
1/31/2000                           10,890                          10,643
2/29/2000                           11,720                          12,400
3/31/2000                           11,920                          11,583
4/30/2000                           11,780                          10,886
5/31/2000                           11,300                          10,251
6/30/2000                           11,740                          11,145
7/31/2000                           11,580                          10,787
8/31/2000                           11,760                          11,610
9/30/2000                           12,100                          11,268
10/31/2000                          11,350                          10,765
11/30/2000                          10,900                          9,660
12/31/2000                          11,179                          10,490
1/31/2001                           12,079                          11,036
2/28/2001                           11,905                          10,312
3/31/2001                           11,854                           9,807
4/30/2001                           12,417                          10,575
5/31/2001                           13,113                          10,835
6/30/2001                           14,147                          11,209
7/31/2001                           12,888                          10,602
8/31/2001                           12,315                          10,260
9/30/2001                           10,042                           8,879
10/31/2001                          10,636                           9,398
11/30/2001                          11,158                          10,126
12/31/2001                          12,233                          10,751
1/31/2002                           12,202                          10,639
2/28/2002                           12,018                          10,347
3/31/2002                           13,850                          11,179
4/30/2002                           14,116                          11,281
5/31/2002                           13,625                          10,780
6/30/2002                           13,820                          10,245
7/31/2002                           11,690                           8,698
8/31/2002                           11,107                           8,676
9/30/2002                            9,950                           8,053
10/31/2002                           9,930                           8,311
11/30/2002                          10,953                           9,053
12/31/2002                          10,124                           8,549
1/31/2003                            9,541                           8,312
2/28/2003                            8,681                           8,061
3/31/2003                            8,548                           8,165
4/30/2003                            9,510                           8,939
5/31/2003                           10,646                           9,898
6/30/2003                           11,281                          10,077

Past performance is not predictive of future results. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures include the reinvestment of dividends and capital gains. Some of the Fund's fees have been waived or expenses reimbursed; otherwise total return would have been lower.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (Unaudited)

                                                                        MARKET
SHARES     SECURITY                                                     VALUE
-------    --------                                                ------------

           COMMON STOCK - 99.11%

           CONSUMER DISCRETIONARY - 8.86%
 70,000    4Kids Entertainment, Inc. +                             $  1,302,000
329,100    InterTAN, Inc. +                                           2,698,620
 34,000    Navigant International, Inc. +                               438,600
 27,700    Steven Madden Ltd. +                                         604,968
140,900    Tommy Hilfiger Corp. +                                     1,301,916
111,300    Tweeter Home Entertainment Group +                           966,084
                                                                   ------------
                                                                      7,312,188
                                                                   ------------
           CONSUMER STAPLES - 1.23%
150,800    Oneida Ltd.                                                1,017,900
                                                                   ------------
           ENERGY - 10.13%
 42,800    Denbury Resources, Inc. +                                    574,804
210,500    Magnum Hunter Resources, Inc. +                            1,681,895
339,700    Mission Resources Corp. +                                    594,475
211,700    Newpark Resources +                                        1,160,116
 76,200    Southwestern Energy Co. +                                  1,143,762
195,800    Tesoro Petroleum Corp. +                                   1,347,104
178,300    Willbros Group, Inc. +                                     1,852,537
                                                                   ------------
                                                                      8,354,693
                                                                   ------------
           FINANCIALS - 5.66%
 68,400    Allmerica Financial Corp. +                                1,230,516
250,500    iDine Rewards Network, Inc. +                              3,441,870
                                                                   ------------
                                                                      4,672,386
                                                                   ------------
           HEALTH CARE - 18.02%
 16,100    Analogic Corp.                                               785,036
965,700    ARIAD Pharmaceuticals, Inc. +                              4,335,993
205,400    Avigen, Inc. +                                               710,684
112,300    EPIX Medical, Inc. +                                       1,589,045
 72,700    Maxygen, Inc. +                                              797,519
697,600    PRAECIS Pharmaceuticals, Inc. +                            3,418,240
 83,700    Theragenics Corp. +                                          359,910
109,000    United Therapeutics Corp. +                                2,374,020
 39,600    U.S. Physical Therapy, Inc. +                                496,980
                                                                   ------------
                                                                     14,867,427
                                                                   ------------
           INDUSTRIALS - 21.50%
 91,800    Apogee Enterprises, Inc.                                     828,036
979,400    DT Industries, Inc. +                                      2,262,414
215,400    GenCorp, Inc.                                              1,914,906

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (Unaudited) (Continued)

                                                                       MARKET
SHARES     SECURITY                                                    VALUE
------     --------                                                ------------
           INDUSTRIALS (CONTINUED)
200,900    Global Power Equipment Group, Inc. +                    $    934,185
229,400    JLG Industries, Inc.                                       1,559,920
 49,300    NACCO Industries, Inc. - Class A                           2,905,742
285,800    Quanta Services, Inc. +                                    2,029,180
112,200    RTI International Metals, Inc. +                           1,215,126
200,100    Sypris Solutions, Inc.                                     2,067,033
212,900    Transpro, Inc. +                                             953,792
 85,500    Woodhead Industries, Inc.                                  1,070,460
                                                                   ------------
                                                                     17,740,794
                                                                   ------------
           INFORMATION TECHNOLOGY - 7.03%
102,900    EMS Technologies, Inc. +                                   1,345,932
451,200    MagneTek, Inc. +                                           1,146,048
 78,100    Network Equipment Technologies, Inc. +                       657,602
 90,400    Pioneer Standard Electronics, Inc.                           766,592
174,300    Skyworks Solutions, Inc. +                                 1,180,011
184,200    Sycamore Networks, Inc. +                                    705,486
                                                                   ------------
                                                                      5,801,671
                                                                   ------------
           MATERIALS - 24.54%
397,094    AK Steel Holding Corp. +                                   1,437,481
262,100    Castle (AM) & Co. +                                        1,716,755
422,700    Commonwealth Industries, Inc.                              1,995,144
423,400    Crompton Corp.                                             2,984,970
310,000    Graphic Packaging International Corp. +                    1,398,100
178,600    Material Sciences Corp.                                    1,732,420
 41,100    Olin Corp.                                                   702,810
 45,900    Paxar Corp. +                                                504,900
525,300    PolyOne Corp.                                              2,337,585
206,800    Shaw Group, Inc. +                                         2,491,940
298,200    Terra Nitrogen Co., LP                                     1,520,820
126,800    Wausau-Mosinee Paper Corp.                                 1,420,160
                                                                   ------------
                                                                     20,243,085
                                                                   ------------
           OTHER - 1.03%
381,200    Westaff, Inc. +                                              850,076
                                                                   ------------
           TELECOMMUNICATION SERVICES - 1.11%
104,100    Lightbridge, Inc. +                                          911,916
                                                                   ------------
           TOTAL COMMON STOCK (COST $87,026,135)                   $ 81,772,136
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (Unaudited) (Continued)

                                                                       MARKET
                                                                       VALUE
                                                                   ------------

        Total Investments (Cost $87,026,135) * - 99.11%            $ 81,772,136

        Other Assets Net of Liabilities - 0.89%                         735,984
                                                                   ------------
        NET ASSETS - 100.00%                                       $ 82,508,120
                                                                   ============
-------------
LP  Limited Partnership
+   Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized depreciation consists of:

        Gross Unrealized Appreciation   . . . . . . . . .          $ 12,638,790
        Gross Unrealized Depreciation   . . . . . . . . .           (17,892,789)
                                                                   ------------
        Net Unrealized Depreciation     . . . . . . . . .          $ (5,253,999)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (Unaudited)

ASSETS:
Investments in securities at market value
(cost $87,026,135) (Note 1)                                        $ 81,772,136
Receivable for securities sold                                        1,259,790
Receivable for fund shares sold                                          36,707
Interest and dividends receivable                                         8,437
Prepaid expenses                                                         20,896
                                                                   ------------
TOTAL ASSETS                                                         83,097,966
                                                                   ------------
LIABILITIES:
Payable for securities purchased                                         74,265
Payable to custodian (Note 3)                                           415,681
Payable to adviser (Note 3)                                              69,068
Accrued expenses                                                         30,832
                                                                   ------------
TOTAL LIABILITIES                                                       589,846
                                                                   ------------

NET ASSETS                                                         $ 82,508,120
                                                                   ============
Investment Class Shares (Note 1):
Net Assets (unlimited shares of $0.001 par beneficial
interest authorized; 5,980,306 shares outstanding)                 $ 64,912,290
                                                                   ============

Net asset value, offering and redemption price
per Investment Class Share                                         $      10.85
                                                                   ============

Institutional Class Shares (Note 1):
Net Assets (unlimited shares of $0.001 par beneficial
interest authorized; 1,597,397 shares outstanding)                 $ 17,595,830
                                                                   ============

Net asset value, offering and redemption price
per Institutional Class Share                                      $      11.02
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in-Capital                                                      91,241,509
Accumulated net investment loss                                        (353,515)
Accumulated net realized loss on investments                         (3,125,875)
Net unrealized depreciation of investments                           (5,253,999)
                                                                   ------------

NET ASSETS                                                         $ 82,508,120
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS

                                                               Six Months Ended
                                                                June 30, 2003
                                                                  (Unaudited)
                                                               ----------------
INVESTMENT INCOME
Dividends                                                          $    278,837
Interest                                                                 10,837
                                                                   ------------
TOTAL INCOME                                                            289,674
                                                                   ------------
EXPENSES
Investment advisory fees (Note 3)                                       380,215
Distribution fees - Investment Class (Note 4)                            71,624
Administration fees                                                      38,021
Professional fees                                                        38,249
Transfer agent fees                                                      55,591
Accounting fees                                                          26,559
Custodian fees                                                            9,173
Amortization of organization costs (Note 1)                               1,867
Miscellaneous fees                                                       31,784
                                                                   ------------
TOTAL EXPENSES                                                          653,083
Expenses reimbursed (Notes 3 & 4)                                        (9,894)
                                                                   ------------
NET EXPENSES                                                            643,189
                                                                   ------------
NET INVESTMENT LOSS                                                    (353,515)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                      1,835,126
Net change in unrealized appreciation (depreciation)
of investments                                                        6,236,128
                                                                   ------------
Net realized and unrealized gain on investments                       8,071,254
                                                                   ------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                          $  7,717,739
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                             Six Months Ended      Year Ended
                                               June 30, 2003       December 31,
                                                (Unaudited)           2002
                                             ----------------     -------------
OPERATIONS
Net investment loss                             $    (353,515)    $  (1,168,856)
Net realized gain (loss) on investments             1,835,126        (4,619,483)
Net change in unrealized appreciation
   (depreciation) of investments                    6,236,128       (16,433,375)
                                                -------------     -------------
Increase (decrease) in net assets
   resulting from operations                        7,717,739       (22,221,714)
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares subscribed:
   Investment Class                                18,213,867       191,029,624
   Institutional Class                             60,952,788        59,296,256
Redemption of shares
   Investment Class                               (23,771,890)     (194,708,806)
   Institutional Class                            (66,076,793)      (62,810,631)
                                                -------------     -------------
Decrease in net assets derived
   from capital share transactions (a)            (10,682,028)       (7,193,557)
                                                -------------     -------------

TOTAL DECREASE
IN NET ASSETS                                      (2,964,289)      (29,415,271)
                                                -------------     -------------

NET ASSETS
Beginning of period                                85,472,409       114,887,680
                                                -------------     -------------
End of period (including
   accumulated net investment loss
   of $353,515 and $0, respectively)            $  82,508,120     $  85,472,409
                                                =============     =============
(a) Transactions in capital stock were:
Investment Class
   Shares sold                                      1,951,143        16,287,250
   Shares redeemed                                 (2,585,522)      (16,896,256)
                                                -------------     -------------

Decrease in shares outstanding                       (634,379)         (609,006)
                                                =============     =============
Institutional Class
   Shares sold                                      6,623,654         5,062,126
   Shares redeemed                                 (7,141,111)       (5,416,598)
                                                -------------     -------------

Decrease in shares outstanding                       (517,457)         (354,472)
                                                =============     =============

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                               SIX MONTHS        FOR THE YEAR
                                                  ENDED              ENDED
                                              JUNE 30, 2003       DECEMBER 31,
INVESTMENT CLASS                               (UNAUDITED)           2002
----------------                               ------------      ------------

NET ASSET VALUE, BEGINNING OF PERIOD           $       9.76      $      11.82
                                               ------------      ------------
Increase (decrease) from
  investment operations:

Net investment loss                                   (0.05)            (0.14)

Net gains (losses) on investments
  (both realized and unrealized)                       1.14             (1.92)
                                               ------------      ------------
Net increase (decrease) from
  investment operations                                1.09             (2.06)
                                               ------------      ------------
Less distributions from
  net realized gains                                     --                --
                                               ------------      ------------

Net Asset Value, End of Period                 $      10.85      $       9.76
                                               ============      ============

Total Return***                                       11.17%(1)        (17.43)%

Ratios/Supplemental Data

Net assets, end of period (in 000s)            $     64,912       $     64,552
  Ratio of expenses to average net assets:
  Before waivers and/or reimbursements                 1.78%(2)          1.80%
  After waivers and/or reimbursements                  1.75%(2)          1.71%

Ratio of net investment loss to average
net assets:
  Before waivers and/or reimbursements                (1.02)%(2)        (1.17)%
  After waivers and/or reimbursements                 (0.99)%(2)        (1.08)%
Portfolio turnover rate                               18.90%            50.41%

------------
  *   Commencement of investment operations.
 **   Based on average shares outstanding.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects the performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.
1     Not annualized.
2     Annualized.

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

For the Year      For the Year       For the Year       For the Period
   Ended             Ended              Ended            March 9, 1998*
December 31,      December 31,       December 31,     through December 31,
    2001              2000              1999               1998
------------      ------------       ------------     --------------------
$      10.87       $     10.33       $       6.91             $      10.00
------------      ------------       ------------             ------------

       (0.08)            (0.05)             (0.12)**                 (0.04)

        1.03              0.84               3.54**                  (3.05)
------------      ------------       ------------             ------------

        0.95              0.79               3.42                    (3.09)
------------      ------------       ------------             ------------

          --             (0.25)                --                       --
------------      ------------       ------------             ------------

$      11.82      $      10.87       $      10.33             $       6.91
============      ============       ============             ============

        8.74%             7.73%             49.49%                  (30.90)%(1)
$     85,386      $     75,327       $      9,993             $      1,660
        1.74%             1.82%              4.79%                    8.81%(2)
        1.74%             1.81%              1.95%                    1.95%(2)

       (0.61)%           (0.44)%           (4.23)%                  (7.99)%(2)
       (0.61)%           (0.43)%           (1.39)%                  (1.13)%(2)
       43.16%            53.91%            84.30%                   21.43%

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                               SIX MONTHS        FOR THE YEAR
                                                  ENDED              ENDED
                                              JUNE 30, 2003       DECEMBER 31,
INVESTMENT CLASS                               (UNAUDITED)           2002
----------------                               ------------      ------------
Net Asset Value, Beginning of Period           $       9.89      $      11.95
                                               ------------      ------------
Increase (decrease) from
   investment operations:

Net investment loss                                   (0.03)            (0.11)
Net gains (losses) on investments
  (both realized and unrealized)                       1.16             (1.95)
                                               ------------      ------------
Net increase (decrease) from
  investment operations                                1.13             (2.06)
                                               ------------      ------------
Less distributions from net realized gains               --                --
                                               ------------      ------------

Net Asset Value, End of Period                 $      11.02      $       9.89
                                               ============      ============
Total Return***                                       11.43%(1)        (17.24)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)             $    17,596      $     20,920
Ratio of expenses to average net assets:
  Before waivers and/or reimbursements                 1.53%(2)          1.49%
  After waivers and/or reimbursements                  1.50%(2)          1.44%
Ratio of net investment loss to
average net assets:
  Before waivers and/or reimbursements                (0.77)%(2)        (0.86)%
  After waivers and/or reimbursements                 (0.75)%(2)        (0.82)%
Portfolio turnover rate                               18.90%            50.41%

  *     Commencement of investment operations.
 **     Based on average shares outstanding.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects the performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.
1       Not annualized.
2       Annualized.

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)


For the Year      For the Year       For the Year       For the Period
   Ended             Ended              Ended           March 27, 1998*
December 31,      December 31,       December 31,     through December 31,
    2001              2000              1999               1998
------------      ------------       ------------     --------------------
$      10.92      $      10.36       $       6.92             $      10.00


        (0.05)           (0.02)             (0.10)**                 (0.04)

        1.08              0.83               3.54**                  (3.04)
------------      ------------       ------------             ------------

        1.03              0.81               3.44                    (3.08)
------------      ------------       ------------             ------------

          --             (0.25)                --                       --
------------      ------------       ------------             ------------

$      11.95      $      10.92       $      10.36             $       6.92
============      ============       ============             ============

        9.43%             7.90%             49.71%                  (30.80)%(1)

$     29,502      $     26,225       $      7,448             $      3,734

        1.49%            1.57%               4.54%                    8.56%(2)
        1.49%            1.56%               1.70%                    1.70%(2)

       (0.36)%          (0.18)%             (4.14)%                  (7.74)%(2)
       (0.36)%          (0.17)%             (1.30)%                  (0.88)%(2)
       43.16%           53.91%              84.30%                   21.43%

The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 - (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund") is a series of the ICM Series Trust (the "Trust"), which was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares, Investment Class shares and Institutional Class shares (collectively, the "Shares"), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 27, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small market capitalization companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     A. SECURITY VALUATION. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Short-term instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 - (Unaudited) (Continued)

     Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, for which the prices or values available do not represent the fair value of the instrument, are valued in good faith, in accordance with procedures adopted by the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

     B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

     C. NET ASSET VALUE PER SHARE. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the total assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

     D. ORGANIZATION COSTS. Organization costs are amortized on a straight-line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

     E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended,

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 - (Unaudited) (Continued)

     applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.

     F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

     G. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund will also require the financial institution to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. In the event of default, the Fund may have difficulties disposing of such securities.

     H. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     I. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 - (Unaudited) (Continued)

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $14,264,521 and $28,631,776, respectively, for the period ended June 30, 2003.

NOTE 3 - ADVISORY FEES, SERVICING FEES, AND OTHER TRANSACTIONS WITH
         RELATED PARTIES
INVESTMENT ADVISER - Ironwood Capital Management, LLC ("ICM") serves as the investment adviser for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Pursuant of the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the period ended June 30, 2003, no advisory fees were waived nor other expenses reimbursed by ICM.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services and no sales commissions. FFS may enter into arrangements with various financial institutions through which investors may purchase or redeem Shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Shares.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 - (Unaudited) (Continued)

Other Service Providers - Under separate servicing agreements, affiliates of Forum Financial Group, LLC (collectively, "Forum") provide certain administration, portfolio accounting and transfer agency services to the Fund. For its services, Forum receives a fee from the Fund and is reimbursed for certain out-of-pocket expenses.

In addition, the Fund has entered into separate transfer agency and operating agreements with Charles Schwab & Co., Inc. ("Schwab") and Fidelity Capital Markets ("FCM"), whereby Schwab and FCM make shares of the Fund available to their clients in exchange for a servicing fee. These fees are included as part of the Transfer Agency fees on the statement of operations. The Fund was reimbursed expenses of $4,589 by FCM.

The custodian, Fifth Third Bank, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the period ended June 30, 2003, the Fund's custodian expenses were not reduced.

No Trustee or officer who is an employee of ICM, or Forum Financial Group, LLC, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

NOTE 4 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates FFS, at a fee calculated at an annual rate of up to 0.25% of the value of the average annual net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by FFS. For the period ended June 30, 2003, the Fund incurred $71,624 in distribution costs for Investment Class shares and FFS reimbursed expenses of $5,305.

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


                      This page intentionally left blank.

                        IRONWOOD CAPITAL MANAGEMENT, LLC
                                 AND ICM FUNDS

                               THE IRONWOOD TREE
 is a small, hardy tree, which yields a very useful and solid wood. Patiently, these trees remain under the forest canopy until taller neighbors fall.
             Once given the opportunity, the Ironwood grows quickly
      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                       IRONWOOD CAPITAL MANAGEMENT, LLC,
        the investment manager of the ICM/Isabelle Small Cap Value Fund, is an independent investment management firm specializing
                     in investing in small company stocks.

                                ICM Series Trust
                              Two Portland Square
                               Portland, ME 04101
                                 1-800-472-6114

--------------------------------------------------------------------------------
There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: Forum Fund Services, LLC

For account information, current performance and prices, call 1-800-472-6114 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), Monday through Friday.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).